Exhibit 10.3 Stock Option Award (#) ____ MANNATECH, INCORPORATED 2017 STOCK INCENTIVE PLAN STOCK OPTION AWARD CERTIFICATE THIS IS TO CERTIFY that Mannatech, Incorporated, a Texas corporation (the “Company”), has granted you (the “Participant”) an option to purchase shares of its Common Stock under its 2017 Stock Incentive Plan (the “Plan”), as follows: Participant: _____________________________________ Participant’s Address: _____________________________________ _____________________________________ Total Option Shares: _____________________________________ Exercise Price per Share: $[●] Type of Option (check one):  Incentive Stock Option  Nonqualified Stock Option Date of Grant: _____________________________________ Expiration Date: _____________________________________ Vesting Commencement Date: _____________________________________ Vesting Schedule: Anniversary of Vesting Percentage of Commencement Date Option Shares Vested % % % % By your signature and the signature of the Company’s representative below, you and the Company agree to be bound by all of the terms and conditions of the attached Stock Option Award Agreement and the Plan (both incorporated herein by this reference as if set forth in full in this document). By executing this Certificate, you hereby irrevocably elect to accept the Stock Option rights granted under this Certificate and the related Stock Option Award Agreement and to receive the Option to purchase shares of Common Stock designated above subject to the terms of the Plan, this Certificate and the Stock Option Award Agreement. Participant: Name: , an individual Dated: _______________________________ Mannatech, Incorporated By: Title: Dated: _______________________________

MANNATECH, INCORPORATED 2017 STOCK INCENTIVE PLAN STOCK OPTION AWARD AGREEMENT This Stock Option Award Agreement (this “Agreement”), is made and entered into on the execution date of the Stock Option Award Certificate to which it is attached (the “Certificate”), by and between Mannatech, Incorporated, a Texas corporation (the “Company”), and the Participant named in the Certificate. Under the Company’s 2017 Stock Incentive Plan (the “Plan”), the Administrator has authorized the grant to the Participant of the Option to purchase Shares (the “Award”), under the terms and subject to the conditions set forth in the Certificate, this Agreement and in the Plan. Capitalized terms not otherwise defined in this Agreement have the meanings ascribed to them in the Plan. NOW, THEREFORE, in consideration of the premises and the benefits to be derived from the mutual observance of the covenants and promises contained in this Agreement and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows: 1. Grant of Option. The Company hereby grants to the Participant an Option to purchase the number of Shares (the “Option Shares”) set forth in the Certificate as Total Option Shares at the Exercise Price per share set forth in the Certificate, subject to all of the terms and conditions of the Certificate, this Agreement and the Plan. If designated as an Incentive Stock Option in the Certificate, the Option is intended to qualify as an “incentive stock option” (an “ISO”) as defined in Section 422(b) of the Code, although the Company makes no representation or guarantee that the Option will qualify as an ISO. 2. Right to Exercise (a) Vesting. The Award will vest and become exercisable according to the Vesting Schedule set forth in the Certificate. If application of the Vesting Schedule causes a fractional Share to otherwise become exercisable, the Share will be rounded down to the nearest whole Share for each vesting period except for the last period in the Vesting Schedule, at which time the Award will become exercisable for the full remainder of the Option Shares. (b) Exercise Period. Unless the Award expires as provided in Section 3, the Award may be exercised after the Date of Grant set forth in the Certificate to the extent the Award has vested. The Award cannot be exercised for fractional Option Shares. The Option Shares issued on exercise of the Award will be subject to the restrictions on transfer set forth in Section 10. (c) Shareholder Approval. Notwithstanding anything in this Agreement to the contrary, no portion of this Award will be exercisable at any time before the Plan is approved by the Company’s shareholders. 3. Expiration. The Award will expire at 12:01 am Central Time on the Expiration Date set forth in the Certificate or earlier as provided in Section 4 below.

4. Termination of Continuous Service. The right to exercise the Award is subject to the following terms and conditions. (a) Forfeiture of Unvested Options. If the Participant’s Continuous Service terminates for any reason (including Participant’s death or Disability) other than by the Company or an Affiliate for Cause, the unvested portion of the Award will terminate at the close of business on the date of termination. (b) For Cause. If the Company or an Affiliate terminates the Participant’s Continuous Service for Cause, then all of the Participant’s rights under this Agreement will expire and the entire Award will terminate, regardless of whether or to what extent vested, as of the beginning of business on the date of the Participant’s termination of Continuous Service. (c) For Any Reason other than Cause, Death or Disability. If the Participant’s Continuous Service terminates for any reason other than the Participant’s death or Disability or by the Company or an Affiliate for Cause, the Participant may exercise the Award to the extent (and only to the extent) the Award is vested and exercisable at the time of such termination, but only during the period ending on the earlier of (i) the date that is three months following the date of such termination or (ii) the Expiration Date. The Award will immediately terminate at the end of such period and any unexercised Option will cease to be exercisable. (d) Death or Disability. If the Participant’s Continuous Service is terminated by reason of the Participant’s death or Disability, or if the Participant dies within three months after the date of termination of the Participant’s Continuous Service for any reason other than by the Company or an Affiliate for Cause, the Participant (or his or her legal representative, executor, administrator, heir, or legatee, as the case may be) may exercise the Award to the extent the Award is vested and exercisable at the time of such termination, but only during the period ending on the earlier of (i) the date that is 12 months following the date of such termination or (ii) the Expiration Date. The Award will immediately terminate at the end of such period and any unexercised Option will cease to be exercisable. (e) Extension of Termination Date. Notwithstanding anything in this Section 4 to the contrary, if the exercise of the Award following the termination of the Participant’s Continuous Service for any reason other than the Participant’s death or Disability or by the Company or an Affiliate for Cause would violate any applicable federal, state or local law, then the Award will remain exercisable until the earlier of (i) the date that is 30 days after the exercise of the Award would no longer violate any applicable federal, state or local law or (ii) the Expiration Date. The Award will immediately terminate at the end of such period and any unexercised Option will cease to be exercisable. (f) Effect of Termination of Employment on ISO Status. If permitted by this Agreement, any exercise beyond (i) three months after the date of termination of the Participant’s employment with the Company and its “subsidiary corporations,” as defined in Code Section 424(f), for any reason other than the Participant’s death or Disability, or (ii) 12 months after the date of termination of the Participant’s employment with the Company and its subsidiary corporations by reason of the Participant’s death or Disability, will be treated as an exercise of a Nonqualified Stock Option and not an ISO.

5. Manner of Exercise (a) Exercise Notice. To exercise this Award, the Participant (or in the case of exercise after the Participant’s death or incapacity, the Participant’s legal representative, executor, administrator, heir or legatee, as the case may be) must deliver to the Administrator a fully executed stock option exercise notice and agreement in the form attached hereto, or in any other form as approved by the Administrator (the “Exercise Notice”). The Exercise Notice must set forth, inter alia, (i) the Participant’s election to exercise the Award; (ii) the number of Option Shares being purchased; (iii) any restrictions imposed on the Option Shares; and (iv) any representations, warranties or agreements regarding the Participant’s investment intent and access to information as the Company may require to comply with applicable securities laws. The Award may be exercised by someone other than the Participant only on submission of documentation reasonably acceptable to the Administrator verifying that the Person has the legal right to exercise the Award. (b) Payment. Unless otherwise permitted and under such terms as are approved by the Administrator in its sole discretion, the entire Exercise Price must be paid in full by cash or check for an amount equal to the aggregate Exercise Price for the number of Option Shares being purchased. (c) Tax Withholding. As a condition to the exercise of the Award, before the issuance of the Option Shares the Participant must pay or provide for any applicable federal, state, or local tax withholding obligations of the Company. In addition to the Company’s right to withhold from any compensation paid to the Participant by the Company, the Participant may provide for payment of withholding taxes in full by cash or check or, if permitted by the Administrator, by one or more of the alternative methods of payment described in the Plan. (d) Issuance of Option Shares. Subject to the conditions that the Exercise Notice and payment (including applicable tax withholding) are in form and substance satisfactory to the Administrator, the Company will issue the Option Shares registered in the name of the Participant, the Participant’s authorized assignee, or Participant’s legal representative. The Award will be deemed exercised on the Administrator’s receipt of the fully executed Exercise Notice accompanied by required payment. The Company will deliver certificates representing the Option Shares with the appropriate legends affixed thereto. If the Option Shares are not fully vested, the Company may hold the certificates in its custody until vested. 6. Compliance with Laws and Regulations. The exercise of the Award and the issuance and transfer of Option Shares is subject to the Company’s and Participant’s full compliance, to the satisfaction of the Company and its counsel, with all applicable requirements of federal, state, and foreign securities laws and with all applicable requirements of any securities exchange on which the Common Stock may be listed at the time of issuance or transfer. The Participant understands that the Company is under no obligation to register or qualify the Option Shares with the Securities and Exchange Commission, any state or foreign securities regulatory authority or any securities exchange to effect compliance. 7. Disqualifying Disposition of ISO Shares. If the Award is an ISO and the Participant sells or otherwise disposes of any Option Shares acquired under the Award on or before the later of (a) the second anniversary of the Date of Grant or (b) the first anniversary of the transfer of the Option Shares to the Participant on exercise of the Award, the Participant must immediately notify the Company in writing of the disposition. If any such disposition causes Participant to be subject to income tax withholding by the Company on the income recognized by the Participant, the Participant must satisfy the withholding obligation by payment in cash or out of the current wages or other compensation payable to the Participant by the Company or any Affiliate. 8. Non-Transferability. If the Award is an ISO, it may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or, in the event of the Participant’s incapacity, by the Participant’s legal representative. If the Award is a Nonqualified Stock Option, on the Administrator’s written approval the Award may be transferred by gift or domestic relations order to a Permitted Transferee in accordance with the Plan. 9. Privileges of Stock Ownership. The Participant will not have any of the rights of a shareholder with respect to any Option Shares unless and until the Option Shares are issued to the Participant. 10. Restrictions on Transfer of Option Shares (a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state or foreign jurisdiction, the Company at its discretion may impose restrictions on the sale, pledge or other transfer of the Option Shares (including the placement of appropriate legends on stock certificates or the imposition of stop- transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable to achieve compliance with the Securities Act, the securities laws of any state or foreign jurisdiction, or any other law. (b) Consent to Market Standoff. If an underwritten public offering by the Company of its equity securities occurs, the Participant agrees not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Option Shares without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of the registration statement as may be requested by the Company or the underwriters. In order to enforce the Market Standoff, the Company may impose stop-transfer instructions with respect to the Option Shares acquired under this Agreement until the end of the applicable standoff period. If there is any change in the number of outstanding Shares by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off, or a spin-off), a merger or consolidation, a reverse merger, or similar transaction, then any new, substituted, or additional securities which are by reason of the transaction distributed with respect to any Option Shares subject to the Market Standoff, or into which the Option Shares thereby become convertible, will immediately be subject to the Market Standoff.

(c) Administration. Any determination by the Administrator and its counsel in connection with any of the matters set forth in this Section 10 will be conclusive and binding on Participant and all other Persons. 11. No Right to Continued Service. Nothing in this Agreement or the Plan imposes or may be deemed to impose, by implication or otherwise, any limitation on any right of the Company and its Affiliates to terminate Participant’s Continuous Service at any time. 12. General (a) Interpretation. Any dispute regarding the interpretation of this Agreement must be submitted by the Participant or the Company to the Administrator for review. The resolution of any dispute by the Administrator will be final and binding on the Company and Participant. (b) Entire Agreement. The Plan and the Certificate are incorporated into this Agreement by reference, and together with this Agreement constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof. In the event of a conflict or inconsistency between the terms and conditions of this Agreement, the Certificate and the Plan, the Plan will govern. (c) Notices. Any notice required under this Agreement to be delivered to the Company must be in writing and addressed to the Secretary of the Company at its principal corporate offices. Any notice required to be delivered to the Participant must be in writing and addressed to the Participant at the address indicated on the Certificate or to such other address as Participant designates in writing to the Company. All notices will be deemed to have been delivered: (i) on personal delivery, (ii) five days after deposit in the United States mail by certified or registered mail (return receipt requested), (iii) two business days after deposit with any return receipt express courier (prepaid) or (iv) one business day after transmission by fax. (d) Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding on and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement is binding on Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns. (e) Governing Law. This Agreement is governed by and construed in accordance with the laws of the State of Texas without giving effect to its conflict of law principles. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then that provision will be enforced to the maximum extent possible and the other provisions of the Agreement will remain fully effective and enforceable. 13. Receipt and Acceptance. The Participant acknowledges receipt of a copy of the Plan, the Certificate, this Agreement and the prospectus dated [_________], 2017 covering the Shares reserved for issuance under the Plan. The Participant has read and understands the terms of the Plan, the Certificate and this Agreement, and agrees to be bound by their terms and conditions. The Participant acknowledges that there may be adverse tax consequences on exercise of the Award or disposition of the Option Shares and that the Participant should consult a tax advisor before any exercise of the Award or disposition of the Option Shares.

STOCK OPTION EXERCISE NOTICE  Incentive Stock Option Option Holder: _________________________  Nonqualified Stock Option Date: _________________________________ Mannatech, Incorporated 600 S. Royal Lane Suite 200 Coppell, TX 75019 Attention: [Chief Financial Officer] To whom it may concern: 1. Option. I was granted an option (the “Option”) to purchase shares of the common stock (the “Option Shares”) of Mannatech, Incorporated (the “Company”), under the Company’s 2017 Stock Incentive Plan (the “Plan”), my Certificate of Stock Option Award (the “Certificate”) and my Stock Option Award Agreement (the “Award Agreement”) as follows: Award Number: ______________________________ Date of Grant of Award: ______________________________ Number of Option Shares: ______________________________ Exercise Price per Share: $ ____________________________ 2. Exercise of Option. I hereby elect to exercise the Option to purchase the following number of Option Shares, all of which are vested in accordance with the Certificate and the Award Agreement: Total Option Shares Purchased: ______________________________ Net Exercise Price: (Option Shares Purchased x Exercise Price per Share) $ ____________________________ 3. Payments. I enclose payment in full of the Net Exercise Price for the Option Shares in the following form or forms, as authorized by the Award Agreement: Cash: $ ____________________________ Check: $ ____________________________ Other: Contact Administrator 4. Tax Withholding. As a condition of exercise, I authorize payroll withholding and otherwise will make adequate provision for the federal, state, local and foreign tax withholding obligations of the Company, if any, in connection with my exercise of the Option in one or more of the following forms: Cash: $ ____________________________ Check: $ ____________________________ Other: Contact Administrator 5. Option Holder Information My address is: ________________________________________________ ________________________________________________ My Social Security Number is: ____________________________________ 6. No Detrimental Activity. I hereby certify that I am in compliance with the terms and conditions of the Plan and have not engaged in any Detrimental Activity as defined in the Plan. 7. Notice of Disqualifying Disposition. If the Option is an Incentive Stock Option, I agree that I will promptly notify [the Chief Financial Officer of] the Company if I transfer any of the Option Shares within one year from the date of exercise or within two years of the Option’s Date of Grant. 8. Acknowledgement. I understand and agree that I am purchasing the Option Shares under the terms of the Plan, the Certificate and the Award Agreement, copies of which I have received and read carefully and understand and to all of which I hereby expressly assent. This agreement will inure to the benefit of and be binding on my heirs, executors, administrators, successors and assigns. Signed, __________________________________________ (Signature) Receipt of the above is hereby acknowledged. Mannatech, Incorporated By: Title: Date: